                                                                   EXHIBIT 10.58

                                                                  EXECUTION COPY
                           SECURITY DEPOSIT AGREEMENT

                                     Among

                          EDISON MISSION HOLDINGS CO.,
                          EDISON MISSION FINANCE CO.,
                      HOMER CITY PROPERTY HOLDINGS, INC.,
                           CHESTNUT RIDGE ENERGY CO.,
                         MISSION ENERGY WESTSIDE, INC.,
                         EME HOMER CITY GENERATION L.P.

                                      and

                    UNITED STATES TRUST COMPANY OF NEW YORK

                              as Collateral Agent

                           Dated as of March 18, 1999

                               TABLE OF CONTENTS

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                                                                                         Page
                                                                                         ----
ARTICLE I
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     Definitions........................................................................   3
     SECTION 1.1. Defined Terms.........................................................   3
     SECTION 1.2. Other Definitional Provisions.........................................  16

ARTICLE II

     Agreement of Collateral Agent; Creation of Accounts; Grant of
          Security Interests............................................................  16
     SECTION 2.1.  Agreement of Collateral Agent........................................  16
     SECTION 2.2.  Creation of Accounts.................................................  17
     SECTION 2.3.  Delivery of Revenues, etc. to Collateral Agent.......................  19
     SECTION 2.4.  Security Interests...................................................  20

ARTICLE III

     Deposits into Accounts.............................................................  22
     SECTION 3.1.  Revenue Account......................................................  22
     SECTION 3.2.  Environmental Capital Expenditure Account............................  22
     SECTION 3.3.  Recovery Event Proceeds Account......................................  22
     SECTION 3.4.  Loan Principal Account...............................................  22
     SECTION 3.5.  Debt Service Reserve Accounts........................................  23
     SECTION 3.6.  Deposits Irrevocable.................................................  23

ARTICLE IV

     Transfers from Accounts............................................................  23
     SECTION 4.1.  Revenue Account......................................................  23
     SECTION 4.2.  [Reserved]...........................................................  24
     SECTION 4.3.  Environmental Capital Expenditure Account............................  24
     SECTION 4.4.  Recovery Event Proceeds Account......................................  25
     SECTION 4.5.  Loan Principal and Accrued Interest Accounts.........................  25
     SECTION 4.6.  Refinancing Indebtedness Principal and Accrued Interest Accounts.....  26
     SECTION 4.7.  Ordinary Course Letter of Credit Indebtedness Principal and Accrued
          Interest Accounts.............................................................  26
     SECTION 4.8.  DSR Letter of Credit Indebtedness Principal and Accrued Interest
          Accounts......................................................................  26
     SECTION 4.9.  Additional Indebtedness Principal and Accrued Interest Accounts......  27


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     SECTION 4.10.  Swap Indebtedness Termination Payment and Accrued Fixed Payment
          Accounts...................................................................  27
     SECTION 4.11.  Equity Account...................................................  28
     SECTION 4.12.  Delivery of Request Letters......................................  28
     SECTION 4.13.  Shortfall Notices................................................  28
     SECTION 4.14.  Transfers from Accounts During a Default Period..................  28
     SECTION 4.15.  Collateral Agent's Calculations..................................  29
     SECTION 4.16.  Insufficient Amounts.............................................  29

ARTICLE V

     Investment......................................................................  30

ARTICLE VI

     Collateral Agent................................................................  31
     SECTION 6.1.  Rights, Duties, etc...............................................  31
     SECTION 6.2.  Resignation or Removal............................................  32

ARTICLE VII

     Determinations..................................................................  32

ARTICLE VIII

     Miscellaneous...................................................................  32
     SECTION 8.1.  Indemnification of Collateral Agent...............................  32
     SECTION 8.2.  Waiver of Right of Set-Off........................................  33
     SECTION 8.3.  Termination.......................................................  33
     SECTION 8.4.  Severability......................................................  33
     SECTION 8.5.  Counterparts......................................................  33
     SECTION 8.6.  Amendments........................................................  33
     SECTION 8.7.  APPLICABLE LAW....................................................  33
     SECTION 8.8.  Notices...........................................................  34
     SECTION 8.9.  Benefit of Security Deposit Agreement.............................  34

                                   RECITALS
                                   --------

          A. The Borrower has entered into a Credit Agreement, dated as of March 18, 1999 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), with certain financial institutions
                        ----------------
(collectively, the "Lenders") and Citicorp USA, Inc., as administrative agent
                    -------
for the Lenders (in such capacity, the "Administrative Agent").
                                        --------------------

          B. Pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans (as defined below) to the Borrower upon the terms and subject to the conditions set forth therein.

          C. The Borrower will use the proceeds of the Loans under the Credit Agreement to make valuable transfers to one or more of the other Loan Parties in connection with the acquisition by EME Homer City of the Homer City Electric Generating Station and certain facilities and other assets associated therewith and ancillary thereto (the "Generating Station"), certain capital expenditures
                            ------------------
related to the Generating Station and general working capital purposes.

          D. Under Section 8.2.1(e) of the Credit Agreement, the Borrower is permitted to incur certain indebtedness for the purpose of refinancing the Loans and other indebtedness of the Borrower ("Refinancing Indebtedness"); under
                                         ------------------------
Section 8.2.1(d)(i) of the Credit Agreement, the Loan Parties are permitted to incur certain indebtedness in the form of reimbursement obligations relating to letters of credit, surety bonds and performance bonds used by the Loan Parties in the ordinary course of their business ("Ordinary Course Letter of Credit
                                           --------------------------------
Indebtedness"); under Section 8.2.1(d)(ii) of the Credit Agreement, the Borrower
------------
is permitted to incur certain indebtedness in the form of reimbursement obligations relating to Debt Service Reserve Letters of Credit (as defined below) ("DSR Letter of Credit Indebtedness"); under Section 8.2.1 of the
         ---------------------------------
Credit Agreement, the Borrower is permitted to incur certain additional indebtedness ("Additional Indebtedness"); and, under Section 8.2.1(b) of the
               -----------------------
Credit Agreement, the Borrower is permitted to incur certain indebtedness under Interest Rate Hedging Transactions (as defined below) entered into with respect to the Loans ("Swap Indebtedness").
               -----------------

          E. In satisfaction of the requirements of the Lenders and the Secured Parties providing any Refinancing Indebtedness or Additional Indebtedness, the Loan Parties desire by this Agreement (as defined below) to provide for the receipt of Revenues (as defined below) and the application thereof to the payment of Operating Expenses (as defined below), Debt Service (as defined below) and other purposes as described herein.

          F. In order to simplify administration of the common collateral and to provide for the orderly enforcement of their respective rights, the Administrative Agent, the Lenders and the other Secured Parties have appointed the Collateral Agent to serve as their common representative, to be the beneficiary under any guarantee intended to benefit the Secured Parties and to hold the liens created, or to be created, under the Financing Documents.

          G. Pursuant to the Collateral Agency and Intercreditor Agreement, dated as of March 18, 1999 (as amended, supplemented or otherwise modified from time to time, the "Collateral Agency and Intercreditor Agreement", among the
                   ---------------------------------------------
Loan Parties, the Administrative Agent, the Collateral Agent and certain other parties, the Collateral Agent has agreed to serve as a common collateral agent for all Secured Parties.

          H. The Borrower is a member of an affiliated group of companies that includes each other Loan Party. The Borrower and the other Loan Parties are engaged in related businesses, and each Loan Party will derive substantial direct and indirect benefit from the making of the Loans and the incurrence of any Refinancing Indebtedness or Additional Indebtedness.

          I. It is a condition precedent to the obligations of the Lenders to make their respective Loans to the Borrower under the Credit Agreement that the Loan Parties shall have executed and delivered this Agreement to the Collateral Agent for the benefit of the Secured Parties.

          NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, each of the parties hereto hereby agrees as follows:

                                   ARTICLE I

                                  Definitions
                                  -----------

          SECTION 1.1.  Defined Terms.  The following terms shall have the
                        -------------
meanings indicated:

          "Accounts" means all accounts established pursuant to Section 2.2 of
           --------                                             -----------
     this Agreement.

          "Accrued Interest Accounts" means, collectively, the Loan Accrued
           -------------------------
     Interest Account, the Refinancing Indebtedness Accrued Interest Accounts, the Ordinary Course Letter of Credit Indebtedness Accrued Interest Accounts, the DSR Letter of Credit Accrued Interest Accounts, the Additional Indebtedness Accrued Interest Accounts and the Swap Indebtedness Accrued Fixed Payment Accounts.

          "Accrued Interest Amount" means, as of any date of  calculation, (i)
           -----------------------
     with respect to the Loan Accrued Interest Account, the Loan Accrued Interest Amount calculated on such date, (ii) with respect to each Refinancing Indebtedness Accrued Interest Account, the Refinancing Indebtedness Accrued Interest Amount calculated for such Refinancing Indebtedness Accrued Interest Account on such date, (iii) with respect to each Ordinary Course Letter of Credit Indebtedness Accrued Interest Account, the Ordinary Course Letter of Credit Indebtedness Accrued Interest Amount calculated for such Ordinary Course Letter of Credit Indebtedness Accrued Interest Account on such date, (iv) with respect to each DSR Letter of Credit Indebtedness Accrued Interest Account, the DSR

                                                                               3
     Letter of Credit Indebtedness Accrued Interest Amount calculated for such DSR Letter of Credit Indebtedness Accrued Interest Account on such date,
     (v) with respect to each Additional Indebtedness Accrued Interest Account, the Additional Indebtedness Accrued Interest Amount calculated for such Additional Indebtedness Accrued Interest Account on such date, and (vi) with respect to each Swap Indebtedness Accrued Fixed Payment Account, the Swap Indebtedness Accrued Fixed Payment Amount calculated for such Swap Indebtedness Accrued Fixed Payment Account on such date.

          "Additional Indebtedness" has the meaning specified in the recitals.
           -----------------------

          "Additional Indebtedness Accrued Interest Accounts" has the meaning
           -------------------------------------------------
      specified in Section 2.2.

          "Additional Indebtedness Accrued Interest Amount" means, with respect
           -----------------------------------------------
     to any Additional Indebtedness Accrued Interest Account, as of any date of calculation, an amount sufficient to cause the balance of such Additional Indebtedness Accrued Interest Account to equal the sum of (i) all accrued and unpaid interest and fees in respect of the related Additional Indebtedness on such date, (ii) all amounts in respect of funding losses, increased capital costs, taxes, indemnities, costs and expenses associated with such Additional Indebtedness due and payable on such date and (iii) if the next succeeding Additional Indebtedness Interest Payment Date with respect to such Additional Indebtedness will occur prior to the next succeeding Monthly Transfer Date, all interest and fees projected to accrue in respect of such Additional Indebtedness from the date of calculation to but excluding such Additional Indebtedness Interest Payment Date and all amounts in respect of funding losses, increased capital costs, taxes, indemnities, costs and expenses associated with such Additional Indebtedness projected to be due and payable on such Additional Indebtedness Interest Payment Date.

          "Additional Indebtedness Debt Service Reserve Accounts" has the
           -----------------------------------------------------
     meaning specified in Section 2.2.
                          -----------
          "Additional Indebtedness Debt Service Reserve Requirement", with
           --------------------------------------------------------
     respect to any Additional Indebtedness, has the meaning ascribed to the term "Debt Service Reserve Requirement" in the Financing Documents relating to such Additional Indebtedness.

          "Additional Indebtedness Interest Payment Date" means, with respect to
           ---------------------------------------------
     any Additional Indebtedness, any date on which regularly scheduled installments of interest are payable on such Additional Indebtedness.

          "Additional Indebtedness Principal Accounts" has the meaning specified
           ------------------------------------------
     in Section 2.2.
        -----------
          "Administrative Agent" has the meaning specified in the recitals.
           --------------------                                   --------

          "Affiliate" has the meaning specified in the Credit Agreement.
           ---------

                                                                               4
          "Agreement" means this Security Deposit Agreement, dated as of March
           ---------
     18, 1999, among the Loan Parties and the Collateral Agent.

          "Authorized Representative" means, relative to any Loan Party, those
           -------------------------
     of its officers and employees whose signatures and incumbency shall have been certified by such Loan Party to the Collateral Agent and each Secured Parties' Representative.

          "Borrower" has the meaning specified in the preamble.
           --------                                   --------

          "Borrower Obligations" means (a) the unpaid principal of and interest
           --------------------
     on the Loans, (b) the unpaid principal of and interest on the Refinancing Indebtedness, if any, (C) the unpaid principal of and interest on the Ordinary Course Letter of Credit Indebtedness, if any, (d) the unpaid principal of and interest on the DSR Letter of Credit Indebtedness, if any,
     (e) the unpaid principal of and interest on the Additional Indebtedness, if any, (f) the unpaid amount of the Swap Indebtedness, if any, and (g) all other obligations and liabilities of the Borrower (including interest accruing at the then applicable rate or rates provided in the Financing Documents after the maturity of the Loans, Refinancing Indebtedness, Ordinary Course Letter of Credit Indebtedness, DSR Letter of Credit Indebtedness, Additional Indebtedness and/or Swap Indebtedness, as applicable, and interest accruing at the then applicable rate or rates provided in the Financing Documents after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Secured Parties, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, any Financing Document or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, guarantee obligations, fees, indemnities, costs, expenses or otherwise (including all fees and disbursements of counsel to the Collateral Agent or to the Secured Parties that are required to be paid by the Borrower pursuant to the terms of any Financing Document).

          "Business Day" means any day which is neither a Saturday or Sunday nor
           ------------
     a legal holiday on which banks are authorized or required to be closed in New York, New York.

          "Business Interruption Insurance Proceeds" means any and all proceeds
           ----------------------------------------
     of any insurance, indemnity, warranty or guaranty payable to or received by any Loan Party with respect to the partial or complete interruption of the operation of the Generating Station.

          "Chestnut Ridge" has the meaning specified in the preamble.
           --------------                                   --------

          "Collateral Agent" has the meaning specified in the preamble.
           ----------------                                   --------

          "Collateral Agency and Intercreditor Agreement" has the meaning
           ---------------------------------------------
     specified in the recitals.
                      --------

                                                                               5
          "Construction Term Loans" has the meaning specified in the Credit
           -----------------------
     Agreement.

          "Credit Agreement" has the meaning specified in the recitals.
           ----------------                                   --------

          "Debt" Service" means, with respect to any Senior Debt, principal (or, in the case of Swap Indebtedness, amounts payable on early termination of the related Interest Rate Hedging Transaction), interest (or, in the case of any Swap Indebtedness, fixed payments in respect of the related Interest Rate Hedging Transaction), fees and amounts in respect of funding losses, increased capital costs, taxes, indemnities, costs and expenses, in each case payable in respect of such Senior Debt.

          "Debt Service Reserve Accounts" means, collectively, the Loan Debt
           -----------------------------
     Service Reserve Account, the Refinancing Indebtedness Debt Service Reserve Accounts and the Additional Indebtedness Debt Service Reserve Accounts.

          "Debt Service Reserve Requirements" means the Loan Debt Service
           ---------------------------------
     Reserve Requirement, any Refinancing Indebtedness Debt Service Reserve Requirement and any Additional Indebtedness Debt Service Reserve Requirement.

          "Default Period" has the meaning specified in the Collateral
           --------------
     Agency and Intercreditor Agreement.

          "Depositary" means Bank of America NT&SA.
           ----------

          "DSR Credit Instrument" means, with respect to any Senior Debt, a
           ---------------------
     letter of credit, guarantee or other instrument that under the Financing Documents relating to such Senior Debt may be delivered to the Collateral Agent in total or partial satisfaction of the Debt Service Reserve Requirement relating to such Senior Debt.

          "DSR Letter of Credit Indebtedness" has the meaning specified in the
           ---------------------------------
     recitals.

          "DSR Letter of Credit Indebtedness Accrued Interest Accounts" has
           -----------------------------------------------------------
     the meaning specified in Section 2.2.
                              -----------
          "DSR Letter of Credit Indebtedness Accrued Interest Amount" means,
           ---------------------------------------------------------
     with respect to any DSR Letter of Credit Indebtedness Accrued Interest Account, as of any date of calculation, an amount sufficient to cause the balance of such DSR Letter of Credit Indebtedness Accrued Interest Account to equal the sum of (i) all accrued and unpaid interest and fees in respect of the related DSR Letter of Credit Indebtedness on such date, (ii) all amounts in respect of funding losses, increased capital costs, taxes, indemnities, costs and expenses associated with such DSR Letter of Credit Indebtedness due and payable on such date and (iii) if the next succeeding DSR Letter of Credit Indebtedness Interest Payment Date with respect to such DSR Letter of Credit Indebtedness will occur prior to the next succeeding Monthly Transfer Date, all interest and fees projected to

                                                                               6
     accrue in respect of such DSR Letter of Credit Indebtedness from the date of calculation to but excluding such DSR Letter of Credit Indebtedness Interest Payment Date and all amounts in respect of funding losses, increased capital costs, taxes, indemnities, costs and expenses associated with such DSR Letter of Credit Indebtedness projected to be due and payable on such DSR Letter of Credit Indebtedness Interest Payment Date.

          "DSR Letter of Credit Indebtedness Interest Payment Date" means, with
           -------------------------------------------------------
     respect to any DSR Letter of Credit Indebtedness, any date on which regularly scheduled installments of interest are payable on such DSR Letter of Credit Indebtedness.

          "DSR Letter of Credit Indebtedness Principal Accounts" has the meaning
           ----------------------------------------------------
     specified in Section 2.2.
                  -----------
          "DSR Letter of Credit Provider" means (i) with respect to the Loans, a
           -----------------------------
     commercial bank or other financial institution the long-term debt securities of which are rated "A" or better by S&P and "A2" or better by Moody's and (ii) with respect to any other Senior Debt, a commercial bank or other financial institution the long-term unsecured debt securities of which have at least the ratings specified in the Financing Documents relating to such Senior Debt.

          "Edison Mission Finance" has the meaning specified in the preamble.
           ----------------------                                   --------

          "Effective Date" has the meaning ascribed thereto in the Credit
           --------------
     Agreement.

          "EME Credit Support Amount" means, on any Senior Debt Payment Date,
           -------------------------
     the lesser of (a) the aggregate amount available to be drawn on such date under the EME Credit Support Guarantee and (b) the product of (i) the amount of Debt Service payable on such date with respect to such Senior Debt less the funds on deposit in the Accrued Interest Account for such Senior Debt times (ii) a fraction, the numerator of which is the aggregate Principal Amounts of all Senior Debt on such date and the denominator of which is the Principal Amount of such Senior Debt.

          "EME Credit Support Guarantee" means the Credit Support Guarantee,
           ----------------------------
     dated as of March 18, 1999, made by Edison Mission Energy in favor of the Collateral Agent.

          "EME Debt Service Reserve Guarantee" means, with respect to the Loans,
           ----------------------------------
     the Debt Service Reserve Guarantee, dated as of March 18, 1999, made by Edison Mission Energy in favor of the Collateral Agent and, with respect to any other Senior Debt, has the meaning ascribed to the term "EME Debt Service Reserve Guarantee" in the Financing Documents relating to such Senior Debt.

          "EME Homer City" has the meaning specified in the preamble.
           --------------                                   --------

          "Environmental Capital Expenditure Account" has the meaning specified
           -----------------------------------------
     in Section 2.2.
        -----------

                                                                               7
          "Environmental Capital Expenditure Program" means EME Homer City's
           -----------------------------------------
     proposed schedule and budget for the installation of a flue gas desulfurization unit and three selective catalytic reduction units in the Generating Station, as included in the projections delivered by the Borrower pursuant to Section 6.1.6 of the Credit Agreement and as amended
                          -------------
     from time to time.

          "Environmental Capital Expenditures" means capital expenditures in
           ----------------------------------
     furtherance of the Environmental Capital Expenditure Program.

          "Equity Account" has the meaning specified in Section 2.2.
           --------------                               -----------

          "Event of Default" means an "Event of Default" under the Credit
           ----------------
     Agreement or any other Financing Document.

          "Excess Net Cash Proceeds" means the Net Cash Proceeds of the
           ------------------------
     Refinancing Indebtedness incurred to refinance the 364-Day Term Loans remaining after repayment of the 364-Day Term Loans.

          "Financing Documents" means the Loan Documents and each indenture,
           -------------------
     loan agreement, underwriting agreement, security purchase agreement or other document entered into in connection with any Senior Debt.

          "Generating Station" has the meaning specified in the recitals.
           ------------------                                   --------

          "Governmental Authority" means any nation or government, any state,
           ----------------------
     provincial or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Guarantee and Collateral Agreement" means the Guarantee and
           ----------------------------------
     Collateral Agreement, dated as of March 18, 1999, made by the Loan Parties in favor of the Collateral Agent.

          "Guarantor" means each Loan Party other than the Borrower.
           ---------

          "Guarantor Obligations" means, with respect to any Guarantor, all
           ---------------------
     obligations and liabilities of such Guarantor which may arise under or in connection with the Guarantee and Collateral Agreement or any other Financing Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including all fees and disbursements of counsel to the Collateral Agent and to the Secured Parties that are required to be paid by such Guarantor pursuant to the terms of any Financing Document).

          "Homer City Holdings" has the meaning specified in the preamble.
           -------------------                                   --------

          "including" means including without limiting the generality of any
           ---------
     description preceding such term, and, for purposes of each Loan Document, the parties thereto agree that the rule of ejusdem generis shall not be
                                                ------- -------
     applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

          "Intercompany Loan Subordination Agreement" means the Intercompany
           -----------------------------------------
     Loan Subordination Agreement, dated as of March 18, 1999, among the Loan Parties and the Collateral Agent.

          "Interest Payment Dates" means Loan Interest Payment Dates,
           ----------------------
     Refinancing Indebtedness Interest Payment Dates, Ordinary Course Letter of Credit Indebtedness Interest Payment Dates, DSR Letter of Credit Indebtedness Interest Payment Dates, Additional Indebtedness Interest Payment Dates and Swap Indebtedness Accrued Fixed Payment Dates.

          "Interest Rate Hedging Transactions" means, as to any Person, all
           ----------------------------------
     interest rate swaps, caps or collar agreements or similar arrangements entered into by such Person in order to protect against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, and, in any event, not for speculative purposes.

          "Lenders" has the meaning specified in the recitals.
           -------                                   --------

          "Lien" has the meaning specified in the Credit Agreement.
           ----

          "Loan Accrued Interest Account" has the meaning specified in Section
           -----------------------------                               -------
     2.2.
     ---

          "Loan Accrued Interest Amount" means, as of any date of calculation,
           ----------------------------
     an amount sufficient to cause the balance of the Loan Accrued Interest Account to equal the sum of (i) all accrued and unpaid interest and fees in respect of the Loans on the related date, (ii) all amounts in respect of funding losses, increased capital costs, taxes, indemnities, costs and expenses associated with the Loans due and payable on such date and (iii) if the next succeeding Loan Interest Payment Date will occur prior to the next succeeding Monthly Transfer Date, all interest and fees projected to accrue on the Loans from the date of calculation to but excluding such Loan Interest Payment Date and all amounts in respect of funding losses, increased capital costs, taxes, indemnities, costs and expenses associated with the Loans projected to be due and payable on such Loan Interest Payment Date.

          "Loan Debt Service Reserve Account" has the meaning specified in
           ---------------------------------
     Section 2.2.
     ------------

          "Loan Debt Service Reserve Requirement" has the meaning ascribed to
           -------------------------------------
     the term of "Debt Service Reserve Requirement" in the Credit Agreement.

          "Loan Documents" has the meaning specified in the Credit Agreement.
           --------------

                                                                               9
          "Loan Interest Payment Date" means any date on which interest or other
           --------------------------
     amounts referred to in the definition of the term "Loan Accrued Interest Amount" are scheduled to be payable in accordance with the Credit Agreement.

          "Loan Principal Account" has the meaning specified in Section 2.2.
           ----------------------                               -----------

          "Loan Party" has the meaning specified in the preamble.
           ----------                                   --------

          "Loans" has the meaning specified in the Credit Agreement.
           -----

          "MEW" has the meaning specified in the preamble.
           ---                                   --------

          "Minimum Ratings" means, with respect to any DSR Letter of Credit
           ---------------
     Provider for any Senior Debt, the long-term senior unsecured debt ratings specified or referred to in the definition of the term "DSR Letter of Credit Provider" applicable to such Senior Debt.

          "Monthly Transfer Date" means the Effective Date and the last Business
           ---------------------
     Day of each month.

          "Moody's" means Moody's Investors Service, Inc.
           -------

          "Net Cash Proceeds" means (a) in connection with any Recovery Event,
           -----------------
     the proceeds thereof in the form of cash and cash equivalents of such Recovery Event, net of any expenses reasonably incurred in respect of such Recovery Event, including attorneys' fees, amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted under the Credit Agreement and the other Financing Documents on any asset which is the subject of such Recovery Event (other than any Lien pursuant to a Security Document) and net of taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements), to the extent that, in the case of Recovery Events relating to property or casualty insurance claims, the amount of such proceeds exceeds $5,000,000 with respect to any asset of any Loan Party and (b) in connection with any issuance or sale of debt securities, the cash proceeds received from such issuance or incurrence, net of attorneys' fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith.

          "New York UCC" means the Uniform Commercial Code as from time to time
           ------------
     in effect in the State of New York.

          "Notice of Action" has the meaning specified in the Collateral Agency
           ----------------
     and Intercreditor Agreement.

          "Obligations" means (a) in the case of the Borrower, the Borrower
           -----------
     Obligations, and (b) in the case of any Guarantor, the Guarantor
     Obligations.

                                                                              10
          "Operating Account" has the meaning specified in Section 2.2.
           -----------------                               -----------

          "Operating Expenses" has the meaning ascribed to the term "Operating
           ------------------
     Expenses" in the Credit Agreement and, if applicable, the meaning ascribed to the term "Operating Expenses" in the Financing Documents relating to any other Senior Debt.

          "Ordinary Course Letter of Credit Indebtedness" has the meaning
           ---------------------------------------------
     specified in the recitals.
                      --------

          "Ordinary Course Letter of Credit Indebtedness Interest Payment Date"
           -------------------------------------------------------------------
     means, with respect to any Ordinary Course Letter of Credit Indebtedness, any date on which regularly scheduled installments of interest are payable on such Ordinary Course Letter of Credit Indebtedness.

          "Ordinary Course Letter of Credit Indebtedness Accrued Interest
           --------------------------------------------------------------
     Accounts" has the meaning specified in Section 2.2.
     --------                               -----------

          "Ordinary Course Letter of Credit Indebtedness Accrued Interest
           --------------------------------------------------------------
     Amount" means, with respect to any Ordinary Course Letter of Credit
     ------
     Indebtedness Accrued Interest Account, as of any date of calculation, an amount sufficient to cause the balance of such Ordinary Course Letter of Credit Indebtedness Accrued Interest Account to equal the sum of (i) all accrued and unpaid interest and fees in respect of the related Ordinary Course Letter of Credit Indebtedness on such date, (ii) all amounts in respect of funding losses, increased capital costs, taxes, indemnities, costs and expenses associated with such Ordinary Course Letter of Credit Indebtedness due and payable on such date and (iii) if the next succeeding Ordinary Course Letter of Credit Indebtedness Interest Payment Date with respect to such Ordinary Course Letter of Credit Indebtedness will occur prior to the next succeeding Monthly Transfer Date, all interest and fees projected to accrue in respect of such Ordinary Course Letter of Credit Indebtedness from the date of calculation to but excluding such Ordinary Course Letter of Credit Indebtedness Interest Payment Date and all amounts in respect of funding losses, increased capital costs, taxes, indemnities, costs and expenses associated with such Ordinary Course Letter of Credit Indebtedness projected to be due and payable on such Ordinary Course Letter of Credit Indebtedness Interest Payment Date.

          "Ordinary Course Letter of Credit Indebtedness Principal Accounts" has
           ----------------------------------------------------------------
     the meaning specified in Section 2.2.
                              -----------

          "Organic Document" means, with respect to any Person that is a
           ----------------
     corporation, its certificate of incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of capital stock, and, with respect to any Person that is a limited partnership, its certificate of limited partnership and partnership agreement.

                                                                              11
          "Permitted Investments" means investments in securities with
           ---------------------
     maturities of one year or less that are: (i) direct obligations of the United States, or any agency thereof; (ii) obligations fully guaranteed by the United States or any agency thereof; (iii) certificates of deposit, bankers acceptances or other "money market instruments" issued by commercial banks or trust companies (including the Collateral Agent, the Depositary or any of their respective affiliates) organized under the laws of the United States or any political subdivision thereof or under the laws of Canada, Japan, Switzerland or any country that is a member of the European Economic Community having a combined capital and surplus of at least $250 million and having long-term unsecured debt securities then rated "A" or better by S&P or "A2" or better by Moody's (but at the time of investment not more than $25,000,000 may be invested in such certificates of deposit from any one bank or trust company and its affiliates); (iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (i) and (ii) above, entered into with any financial institution meeting the qualifications specified in clause (iii) above; (v) open market commercial paper of any corporation incorporated or doing business under the laws of the United States or of any political subdivision thereof having a rating of at least "A-1" from S&P and "P-1" from Moody's (but at the time of investment not more than $25,000,000 may be invested in such commercial paper from any one corporation); (vi) auction rate securities or money market preferred stock having one of the two highest ratings obtainable from either S&P or Moody's (or, if at any time neither S&P nor Moody's may be rating such obligations, then from another nationally recognized rating service acceptable to the Collateral Agent); or (vii) investments in money market funds or money market mutual funds sponsored by any securities broker-dealer of recognized national standing (or an Affiliate thereof), having an investment policy that requires substantially all the invested assets of such fund to be invested in investments described in any one or more of the foregoing clauses having a rating of "A" or better by S&P or "A2" or better by Moody's (including money market funds for which the Collateral Agent or the Depositary in their respective individual capacities or any of their respective affiliates is investment manager or adviser).

          "Person" means any natural person, corporation, partnership, limited
           ------
     liability company, firm, association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

          "Principal Accounts" means the Loan Principal Account, the Refinancing
           ------------------
     Indebtedness Principal Accounts, the Ordinary Course Letter of Credit Indebtedness Principal Accounts, the DSR Letter of Credit Indebtedness Principal Accounts, the Additional Indebtedness Principal Accounts and the Swap Indebtedness Termination Payment Accounts.

          "Principal Amount" means, at any time, (u) in the case of the Loans,
           ----------------
     the Commitments at such time, (v) in the case of any class of Refinancing Indebtedness, the aggregate principal amount of such class of Refinancing Indebtedness outstanding at such time, (w) in the case of any class of Additional Indebtedness, the aggregate principal amount of such class of Additional Indebtedness outstanding at such time, (x) in the case of any class of DSR Letter of Credit Indebtedness, the commitments with respect thereto at such time, (y) in the case of any class of Ordinary Course Letter of Credit Indebtedness, the commitments with respect thereto at such time and (z) in the case of any class of Swap Indebtedness, (i) prior to the occurrence of an Event of Default, zero, and (ii) after the occurrence of an Event of Default, the termination value of the related Interest Rate Hedging Transaction.

          "Proceeds" has the meaning specified in the New York UCC, and, in any
           --------
     event, includes Recovery Event Proceeds and Business Interruption Insurance Proceeds.

          "Prudent Industry Practice" means, at a particular time, (a) any of
           -------------------------
     the practices, methods and acts engaged in or approved by a significant portion of the competitive electric generating industry at such time, or
     (b) with respect to any matter to which clause (a) does not apply, any of the practices, methods and acts which, in the exercise of reasonable judgment at the time the decision was made, could have been expected to accomplish the desired result at a reasonable cost consistent with good business practices, reliability, safety and expedition. "Prudent Industry Practice" is not intended to be limited to the optimum practice, method or act to the exclusion of all others, but rather to be a spectrum of possible practices, methods or acts having due regard for, among other things, manufacturers' warranties and the requirements of any Governmental Authority of competent jurisdiction.

          "Quarterly Payment Date" means the first Business Day of each January,
           ----------------------
     April, July and October.

          "Recovery Event" means any settlement of or payment of $5,000,000 or
           --------------
     more in respect of (a) any property or casualty insurance claim relating to any asset of any Loan Party or (b) any seizure, condemnation, confiscation or taking of, or requisition of title or use of, the Generating Station or any part thereof by any Governmental Authority.

          "Recovery Event Proceeds" means proceeds received in respect of a
           -----------------------
     Recovery Event.

          "Recovery Event Proceeds Account" has the meaning specified in Section
           -------------------------------                               -------
     2.2.
     ---

          "Refinancing Indebtedness" has the meaning specified in the recitals.
           ------------------------                                   --------

          "Refinancing Indebtedness Accrued Interest Accounts" has the meaning specified in Section 2.2.
                  -----------

          "Refinancing Indebtedness Accrued Interest Amount" means, with respect
           ------------------------------------------------
     to any Refinancing Indebtedness Accrued Interest Account, as of any date of calculation, an amount sufficient to cause the balance of such Refinancing Indebtedness Accrued Interest Account to equal the sum of (i) all accrued and unpaid interest and fees in respect of the related Refinancing Indebtedness on such date, (ii) all amounts in respect of funding losses, increased capital costs, taxes, indemnities, costs and expenses associated with such Refinancing Indebtedness due and payable on such date and (iii) if the next succeeding Refinancing Indebtedness Interest Payment Date with respect to such Refinancing Indebtedness will occur prior to the next succeeding Monthly Transfer Date, all interest and fees projected to accrue in respect of such Refinancing Indebtedness from the date of calculation to but excluding such Refinancing Indebtedness Interest Payment Date and all amounts in respect of funding losses, increased capital costs, taxes, indemnities, costs and expenses associated with such Refinancing Indebtedness projected to be due and payable on such Refinancing Indebtedness Interest Payment Date.

          "Refinancing Indebtedness Debt Service Reserve Accounts" has the
           ------------------------------------------------------
     meaning specified in Section 2.2.
                          -----------

          "Refinancing Indebtedness Debt Service Reserve Requirement", with
           ---------------------------------------------------------
     respect to any Refinancing Indebtedness, has the meaning ascribed to the term "Debt Service Reserve Requirement" in the Financing Documents relating to such Refinancing Indebtedness.

          "Refinancing Indebtedness Interest Payment Date" means, with respect
           ----------------------------------------------
     to any Refinancing Indebtedness, any date on which regularly scheduled installments of interest are payable on such Refinancing Indebtedness.

          "Refinancing Indebtedness Principal Accounts" has the meaning
           -------------------------------------------
     specified in Section 2.2.
                  -----------

          "Request Letter" means each letter from time to time delivered by an
           --------------
     Authorized Representative of any Loan Party to the Collateral Agent requesting the transfer and/or release of funds from one or more Accounts to or on behalf of any Loan Party in accordance with the terms of this Security Deposit Agreement, each such letter to be in such form acceptable to the Borrower, the Collateral Agent and the Secured Parties' Representatives.

          "Required Secured Parties" has the meaning specified in the Collateral
           ------------------------
     Agency and Intercreditor Agreement.

          "Restoration" means the replacement or restoration of any asset or
           -----------
     assets in respect of which any Loan Party has received Recovery Event Proceeds.

          "Restricted Payment Date" means (i) in the case of any Restricted
           -----------------------
     Payment being made exclusively with the proceeds of Indebtedness incurred pursuant to Section 8.2.1(e) of the Credit Agreement remaining after
                 ----------------
     repayment in full of the 364-Day Term Loans, any Business Day specified by the Borrower in a Request Letter, and (ii) in the case of any other Restricted Payment, any Quarterly Payment Date.

                                                                              14
          "Restricted Payments" has the meaning ascribed to the term "Restricted
           -------------------
     Payments" in the Credit Agreement and, if applicable, the meaning ascribed to the term "Restricted Payments" in the Financing Documents relating to any other Senior Debt.

          "Revenue Account" has the meaning specified in Section 2.2.
           ---------------                               -----------

          "Revenues" means, in respect of any period, all cash amounts received
           --------
     by the Loan Parties during such period, including revenues from the sale of energy and capacity, Business Interruption Insurance Proceeds, Excess Net Cash Proceeds and all interest and other income earned on amounts in the Accounts but excluding Recovery Event Proceeds.

          "Revolving Loans" has the meaning specified in the Credit Agreement.
           ---------------

          "S&P" means Standard & Poor's Rating Group.
           ---

          "Secured Parties" has the meaning specified in the Collateral Agency
           ---------------
     and Intercreditor Agreement.

          "Secured Parties' Representative" means the Administrative Agent and
           -------------------------------
     each Person that serves as indenture trustee, collateral agent, lenders' representative or in any similar capacity for Persons that provide any Senior Debt.

          "Securities Intermediary" has the meaning specified in Section 2.5.
           -----------------------                               -----------

          "Security Documents" means (a) the Guarantee and Collateral Agreement,
           ------------------
     the Mortgage and Security Agreement, the Intercompany Loan Subordination Agreement, the Collateral Agency and Intercreditor Agreement, the Security Deposit Agreement, (b) the Consent to Assignment, if delivered, and (c) the EME Credit Support Guarantee and any other agreement or instrument hereafter entered into by the Borrower or any other Person which guarantees or secures payment of any Senior Debt.

          "Senior Debt" means the Loans, any Refinancing Indebtedness, any
           -----------
     Ordinary Course Letter of Credit Indebtedness, any DSR Letter of Credit Indebtedness, any Additional Indebtedness and any Swap Indebtedness.

          "Senior Debt Payment Date" means each date on which any Debt Service
           ------------------------
     in respect of any Senior Debt is due and payable.

          "Swap Indebtedness" has the meaning specified in the recitals.
           -----------------                                   --------

          "Swap Indebtedness Accrued Fixed Payment Accounts" has the meaning
           ------------------------------------------------
     specified in Section 2.2.
                  -----------

          "Swap Indebtedness Accrued Fixed Payment Amount" means, with respect
           ----------------------------------------------
     to any Swap Indebtedness Accrued Fixed Payment Account, as of any date of calculation, an amount sufficient to cause the balance of such Swap Indebtedness Accrued Fixed Payment Account to equal the sum of (i) all accrued and unpaid amounts in respect of the related Swap Indebtedness on such date and (ii) if the next succeeding Swap Indebtedness Accrued Fixed Payment Date with respect to such Swap Indebtedness will occur prior to the next succeeding Monthly Transfer Date, all amounts projected to accrue in respect of such Swap Indebtedness from the date of calculation to but excluding such Swap Indebtedness Accrued Fixed Payment Date.

          "Swap Indebtedness Accrued Fixed Payment Date" means, with respect to
           --------------------------------------------
     any Swap Indebtedness, any date on which regularly scheduled amounts are payable on such Swap Indebtedness.

          "Swap Indebtedness Termination Payment Accounts" has the meaning
           ----------------------------------------------
     specified in Section 2.2.
                  -----------

          " 364-Day Term Loans " has the meaning ascribed thereto in the Credit
            ------------------
     Agreement.

          SECTION 1.2. Other Definitional Provisions.  (a)  The words "hereof",
                       -----------------------------
"herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, schedule, appendix and exhibit references are to this Agreement unless otherwise specified.

          (b) Each reference in this Agreement to a Financing Document or other agreement shall be deemed to refer to such Financing Document or other agreement as the same may be amended, supplemented or otherwise modified from time to time.

          (c) Any term defined by reference to an agreement, instrument or other document shall have the meaning so assigned to it whether or not such agreement, instrument or document is in effect.

          (d) Each reference in this Agreement to a Person shall be deemed to include such Person's successors and assigns.

          (e) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                                   ARTICLE II

                         Agreement of Collateral Agent;
                         ------------------------------
                             Creation of Accounts;
                             ---------------------
                          Grant of  Security Interests
                          ----------------------------

          SECTION 2.1.  Agreement of Collateral Agent.  The Collateral Agent
                        -----------------------------
agrees to accept all cash, cash equivalents, instruments, investments and other securities to be delivered to or held by the Collateral Agent pursuant to the terms of this Agreement, and, from such cash,

                                                                              16
cash equivalents, instruments, investments and other securities, to make the releases and transfers contemplated by this Agreement as and when required in accordance with the terms hereof. The Collateral Agent shall hold and safeguard the Accounts (other than the Operating Account) (and the cash, cash equivalents, instruments, investments and other securities on deposit therein) during the term of this Agreement and shall treat the cash, cash equivalents, instruments, investments and other securities in such Accounts as pledged by the Loan Parties to the Secured Parties, to be held by the Collateral Agent, as agent of the Secured Parties, in trust in accordance with the provisions hereof and of the Collateral Agency and Intercreditor Agreement.

          SECTION 2.2.  Creation of Accounts.  (a)  On or prior to the Effective
                        --------------------
Date, (i) the Collateral Agent shall establish in its corporate trust department a special, segregated and irrevocable trust account designated the "Homer City Revenue Account" (the "Revenue Account") and (ii) the Borrower shall establish
                       ---------------
with the Depositary a special and segregated account designated the "EME Homer City Generation L.P. Operating Account" (the "Operating Account").
                                              -----------------

          (b) Within 10 Business Days after the Effective Date, the Collateral Agent shall establish in its corporate trust department special, segregated and irrevocable trust accounts as follows:

               (i) one designated the "Homer City Environmental Capital Expenditure Account" (the "Environmental Capital Expenditure Account");
                                -----------------------------------------

               (ii) one designated the "Homer City Recovery Event Proceeds Account" (the "Recovery Event Proceeds Account");
                    -------------------------------

               (iii) one designated the "Homer City Loan Accrued Interest Account" (the "Loan Accrued Interest Account");
                    -----------------------------

               (iv) one designated the "Homer City Loan Principal Account" (the "Loan Principal Account");
      ----------------------

               (v) one designated the "Homer City Loan Debt Service Reserve Account" (the "Loan Debt Service Reserve Account"); and
                    ---------------------------------

               (vi)  one designated the "Homer City Equity Account" (the "Equity
                                                                          ------
     Account").
     -------

          (c) On or prior to the date of incurrence of each class of Refinancing Indebtedness, the Collateral Agent shall establish in its corporate trust department special, segregated and irrevocable trust accounts as follows:

          (i)  one designated the "Homer City Refinancing Indebtedness (Class  )
                                                                             --
     Accrued Interest Account" (such account, together with each other such account established in connection with the incurrence of each other class of Refinancing Indebtedness, collectively, the "Refinancing Indebtedness
                                                     ------------------------
     Accrued Interest Accounts");
     -------------------------

          (ii) one designated the "Homer City Refinancing Indebtedness (Class  )
                                                                             --
     Principal Account" (such account, together with each other such account established in connection with the incurrence of each other class of Refinancing Indebtedness, collectively, the "Refinancing Indebtedness
                                                  ------------------------
     Principal Accounts"); and
     ------------------

          (iii) one designated the "Homer City Refinancing Indebtedness (Class ) Debt Service Reserve Account" (such account, together with each other
     --
     such account established in connection with the incurrence of each other class of Refinancing Indebtedness, collectively, the "Refinancing
                                                           -----------
     Indebtedness Debt Service Reserve Accounts").
     ------------------------------------------

          (d) On or prior to the date of incurrence of each class of Ordinary Course Letter of Credit Indebtedness, the Collateral Agent shall establish in its corporate trust department special, segregated and irrevocable trust accounts as follows:

          (i) one designated the "Homer City Ordinary Course Letter of Credit Indebtedness (Class ) Accrued Interest Account" (such account, together
                        --
     with each other such account established in connection with the incurrence of each other class of Ordinary Course Letter of Credit Indebtedness, collectively, the "Ordinary Course Letter of Credit Indebtedness Accrued
                        -----------------------------------------------------
     Interest Accounts"); and
     -----------------

          (ii) one designated the "Homer City Ordinary Course Letter of Credit Indebtedness (Class ) Principal Account" (such account, together with
                        --
     each other such account established in connection with the incurrence of each other class of Ordinary Course Letter of Credit Indebtedness, collectively, the "Ordinary Course Letter of Credit Indebtedness Principal
                        -------------------------------------------------------
     Accounts").
     --------

          (e) On or prior to the date of incurrence of each class of DSR Letter of Credit Indebtedness, the Collateral Agent shall establish in its corporate trust department special, segregated and irrevocable trust accounts as follows:

          (i) one designated the "Homer City Debt Service Reserve Letter of Credit Indebtedness (Class ) Accrued Interest Account") (such account,
                               --
     together with each other such account established in connection with the incurrence of each other class of DSR Letter of Credit Indebtedness, collectively, the "DSR Letter of Credit Indebtedness Accrued Interest
                        --------------------------------------------------
     Accounts"); and
     --------

          (ii) one designated the "Homer City DSR Letter of Credit Indebtedness (Class ) Principal Account" (such account, together with each other such
           --
     account established in connection with the incurrence of each other class of DSR Letter of Credit Indebtedness, collectively, the "DSR Letter of
                                                              -------------
     Credit Indebtedness Principal Accounts").
     --------------------------------------

          (f) On or prior to the date of incurrence of each class of Additional Indebtedness, the Collateral Agent shall establish in its corporate trust department special, segregated and irrevocable trust accounts as follows:

                                                                              18
          (i) one designated the "Homer City Additional Indebtedness (Class  )
                                                                           --
     Accrued Interest Account" (such account, together with each other account established in connection with the incurrence of each other class of Additional Indebtedness, collectively, the "Additional Indebtedness Accrued
                                                 -------------------------------
     Interest Accounts");
     -----------------

          (ii) one designated the "Homer City Additional Indebtedness (Class  )
                                                                            --
     Principal Account" (such account, together with each other such account established in connection with the incurrence of each other class of Additional Indebtedness, collectively, the "Additional Indebtedness
                                                 -----------------------
     Principal Accounts"); and
     ------------------

          (iii) if applicable, one designated the "Homer City Additional Indebtedness (Class ) Debt Service Reserve Account" (such account,
                        --
     together with each other account established in connection with the incurrence of each other class of Additional Indebtedness, collectively, the "Additional Indebtedness Debt Service Reserve Accounts").
          -----------------------------------------------------

          (g) On or prior to the date of incurrence of each class of Swap Indebtedness, the Collateral Agent shall establish in its corporate trust department special, segregated and irrevocable trust accounts as follows:

          (i) one designated the "Homer City Swap Indebtedness (Class  )
                                                                     --
     Accrued Fixed Payment Amount Account" (such account, together with each other such account established in connection with the incurrence of each other class of Swap Indebtedness, collectively, the "Swap Indebtedness
                                                          -----------------
     Accrued Fixed Payment Accounts"); and
     ------------------------------

          (ii) one designated the "Homer City Swap Indebtedness (Class  )
                                                                      --
     Termination Payment Account" (such account, together with each other account established in connection with the incurrence of each other class of Swap Indebtedness, collectively, the "Swap Indebtedness Termination
                                              -----------------------------
     Payment Accounts").
     ----------------

          SECTION 2.3.  Delivery of Revenues, etc. to Collateral Agent.  Each
                        ----------------------------------------------
Loan Party shall cause all Revenues and all cash, cash equivalents, instruments, investments and other securities in its possession (excluding amounts received by such Loan Party as transfers from the Operating Account, the Environmental Capital Expenditures Account or the Equity Account in accordance with this Agreement) to be delivered immediately to the Collateral Agent for deposit into the Accounts pursuant to Article III. All such Revenues, cash, cash equivalents, instruments, investments and other securities at any time on deposit in the Accounts shall be held in the exclusive custody of the Collateral Agent for the purposes and on the terms set forth in this Agreement.

          SECTION 2.4.  Security Interests.  In order to secure the payment of
                        ------------------
the Obligations, and the performance and observance by the Loan Parties of all of their respective covenants, agreements and obligations to the Secured Parties under the Financing Documents, each Loan Party hereby pledges and assigns to the Collateral Agent, and creates in favor of the Collateral Agent: (a) for the benefit of the Secured Parties, a security interest in all of such Loan

                                                                              19
Party's right, title and interest, whether now owned or hereafter acquired and whether now existing or hereafter coming into existence, in, to and under this Agreement and in and to all Revenues and each of the Accounts (except as otherwise provided in clauses (b), (c), (d), (e), (f) and (g) of this Section 2.4) and all cash, cash equivalents, instruments, investments and other securities on deposit therein and all Proceeds of the foregoing; (b) for the exclusive benefit of the Lenders, a security interest in all of such Loan Party's right, title and interest, whether now owned or hereafter acquired and whether now existing or hereafter coming into existence, in and to the Loan Accrued Interest Account, the Loan Principal Account, the Loan Debt Service Reserve Account and the Environmental Capital Expenditures Account and all cash, cash equivalents, instruments, investments and other securities on deposit therein and all Proceeds of the foregoing; (c) for the exclusive benefit of the Persons that provide each class of Refinancing Indebtedness, a security interest in all of such Loan Party's right, title and interest, whether now owned or hereafter acquired and whether now existing or hereafter coming into existence, in and to the Refinancing Indebtedness Accrued Interest Account, the Refinancing Indebtedness Principal Account and the Refinancing Indebtedness Debt Service Reserve Account related to such class of Refinancing Indebtedness, and all cash, cash equivalents, instruments, investments and other securities on deposit therein and all Proceeds of the foregoing; (d) for the exclusive benefit of the Persons that provide each class of Ordinary Course Letter of Credit Indebtedness, a security interest in all of such Loan Party's right, title and interest, whether now owned or hereafter acquired and whether now existing or hereafter coming into existence, in and to the Ordinary Course Letter of Credit Indebtedness Accrued Interest Account and the Ordinary Course Letter of Credit Indebtedness Principal Account related to such class of Ordinary Course Letter of Credit Indebtedness and all cash, cash equivalents, instruments, investments and other securities on deposit therein and all Proceeds of the foregoing; (e) for the exclusive benefit of the Persons that provide each class of DSR Letter of Credit Indebtedness, a security interest in all of such Loan Party's right, title and interest, whether now owned or hereafter acquired and whether now existing or hereafter coming into existence, in and to the DSR Letter of Credit Indebtedness Accrued Interest Account and the DSR Letter of Credit Indebtedness Principal Account related to such class of DSR Letter of Credit Indebtedness and all cash, cash equivalents, instruments, investments and other securities on deposit therein and all Proceeds of the foregoing; (f) for the exclusive benefit of the Persons that provide each class of Additional Indebtedness, a security interest in all of such Loan Party's right, title and interest, whether now owned or hereafter acquired and whether now existing or hereafter coming into existence, in and to the Additional Indebtedness Accrued Interest Account, the Additional Indebtedness Principal Account and the Additional Indebtedness Debt Service Reserve Account related to such class of Additional Indebtedness and all cash, cash equivalents, instruments, investments and other securities on deposit therein and all Proceeds of the foregoing; and (g) for the exclusive benefit of the Persons that provide each class of Swap Indebtedness, a security interest in all of such Loan Party's right, title and interest, whether now owned or hereafter acquired and whether now existing or hereafter coming into existence, in and to the Swap Indebtedness Accrued Fixed Payment Account and the Swap Indebtedness Termination Payment Account related to such class of Swap Indebtedness and all cash, cash equivalents, instruments, investments and other securities on deposit therein and all Proceeds of the foregoing. The Accounts (other than the Operating Account) and all cash, cash equivalents, instruments, investments and other securities on deposit therein shall, subject to the provisions of this Agreement and the Security Documents, be subject to the exclusive dominion and control of the Collateral Agent, and the Collateral Agent shall have the sole and exclusive right to withdraw or order a transfer of funds from such Accounts, and each Loan Party hereby appoints the Collateral Agent as its true and lawful attorney, with full power of substitution, for the purpose of making any such withdrawal or ordering any such transfer of funds from any such Account, which appointment is coupled with an interest and is irrevocable. The Loan Parties shall not have any rights or powers with respect to any amounts in the Accounts (other than the Operating Account) or any part thereof except (i) as provided in Article V and (ii) the right to have such amounts applied in accordance with the provisions of this Agreement.

          Section 2.5. Securities Accounts.  The parties hereto hereby agree
                       -------------------
that:

          (a) the Accounts (other than the Operating Account) shall be treated as "securities accounts" as such term is defined in Section 8-501 of the New York UCC;

          (b) United States Trust Company of New York, in its capacity as "securities intermediary" as such term is defined in Section 8-102(a)(14) of the New York UCC (the "Securities Intermediary"), shall, subject to the terms of
                   -----------------------
this Agreement, treat the Loan Parties as the persons entitled to exercise the rights that comprise any financial assets credited to the Accounts;

          (c) all property delivered to the Securities Intermediary, pursuant to the terms of this Agreement, will be promptly credited to the appropriate Account;

          (d) all securities or other property underlying any financial assets credited to such Accounts shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank and in no case will any financial asset credited to any Account be registered in the name of any Loan Party, payable to the order of any Loan Party or specially indorsed to any Loan Party except to the extent the forgoing have been specially indorsed to the Securities Intermediary or in blank;

          (e) each item of property (whether investment property, financial asset, security, instrument or cash) credited to such Accounts shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the New York UCC; and

          (f) at any time the Securities Intermediary shall receive an "entitlement order" (within the meaning of Section 8-102(a)(8) of the New York
UCC) issued by the Collateral Agent and relating to such Accounts, the Securities Intermediary shall comply with such entitlement order without further consent by any Loan Party or any other person.

                                                                              21
                                  ARTICLE III

                            Deposits into Accounts
                            ----------------------

          SECTION 3.1.  Revenue Account.  The Loan Parties agree that there
                        ---------------
shall be deposited into the Revenue Account all Revenues received by or on behalf of any Loan Party. If, notwithstanding the foregoing, any Loan Party receives any Revenues, it shall immediately deliver such Revenues in the exact form received (duly indorsed, if appropriate, in a manner satisfactory to the Collateral Agent) to the Collateral Agent for deposit into the Revenue Account. The Collateral Agent shall have the right to receive all Revenues directly from the Persons owing the same. All Revenues received by the Collateral Agent shall be deposited into the Revenue Account.

          SECTION 3.2.  Environmental Capital Expenditure Account.  The Loan
                        -----------------------------------------
Parties agree that there shall be deposited into the Environmental Capital Expenditure Account all proceeds of Construction Term Loans. If, notwithstanding the foregoing, any Loan Party receives any proceeds of Construction Term Loans, it shall immediately deliver such proceeds in the exact form received (duly indorsed, if appropriate, in a manner satisfactory to the Collateral Agent) to the Collateral Agent, and the Collateral Agent shall deposit such proceeds into the Environmental Capital Expenditure Account. The Collateral Agent shall have the right to receive all proceeds of Construction Term Loans directly from the Lenders making the same. All proceeds of Construction Term Loans received by the Collateral Agent shall be deposited into the Environmental Capital Expenditure Account.

          SECTION 3.3.  Recovery Event Proceeds Account.  The Loan Parties agree
                        -------------------------------
that there shall be deposited into the Recovery Event Proceeds Account all Recovery Event Proceeds. If, notwithstanding the foregoing, any Loan Party shall receive any such proceeds, it shall immediately deliver such proceeds in the exact form received (duly indorsed, if appropriate, in a manner satisfactory to the Collateral Agent) to the Collateral Agent for deposit into the Recovery Event Proceeds Account. The Collateral Agent shall have the right to receive all such proceeds directly from the Persons owing the same. All such proceeds received by or on behalf of the Collateral Agent shall be deposited into the Recovery Event Proceeds Account.

          SECTION 3.4.  Loan Principal Account.  The Loan Parties agree that,
                        ----------------------
until the 364-Day Term Loans have been repaid in full, all Net Cash Proceeds of any Refinancing Indebtedness shall be deposited into the Loan Principal Account. If, notwithstanding the foregoing, any Loan Party shall receive any such proceeds, it shall immediately deliver such proceeds in the exact form received (duly indorsed, if appropriate, in a manner satisfactory to the Collateral Agent) to the Collateral Agent for deposit into the Loan Principal Account. The Collateral Agent shall have the right to receive all such Net Cash Proceeds directly from the Persons owing the same. All such Net Cash Proceeds received by the Collateral Agent shall be deposited into the Loan Principal Account.

          SECTION 3.5.  Debt Service Reserve Accounts.  The Loan Parties agree
                        -----------------------------
that any DSR Credit Instrument delivered to the Collateral Agent in total or partial satisfaction of any

                                                                              22
Debt Service Reserve Requirement for any Senior Debt and all proceeds thereof shall be deposited in the Debt Service Reserve Account established for such Senior Debt.

          SECTION 3.6.  Deposits Irrevocable.  Any deposit made into the
                        --------------------
Accounts hereunder shall be irrevocable and all cash, cash equivalents, instruments, investments and other securities on deposit shall be held in trust by the Collateral Agent, and applied solely as provided herein.

                                   ARTICLE IV

                            Transfers from Accounts
                            -----------------------

          SECTION 4.1.  Revenue Account.  (a)  Subject to Section 4.14, on each
                        ---------------
Monthly Transfer Date the Collateral Agent shall transfer, from the funds on deposit in the Revenue Account, the following amounts in the following order of priority:

               first, to the Operating Account, the amount certified in such
               -----
     Request Letter to be the excess, if any, of the aggregate amount of Operating Expenses then due and payable or projected to become due and payable in the next succeeding month over the balance then on deposit in the Operating Account;

               second, to the Collateral Agent and each Secured Parties'
               ------
     Representative, the amount certified in the Request Letter delivered in connection with such Monthly Transfer Date to be the sum of the unpaid fees, indemnities, costs and expenses then due and payable to the Collateral Agent and such Secured Parties' Representative in respect of their respective services in such capacities;

               third, (i) into each Accrued Interest Account, the Accrued
               -----
     Interest Amount calculated for such Accrued Interest Account, together with the amount of all deficiencies, if any, with respect to deposits of Accrued Interest Amounts required in all prior months, as certified in such Request Letter, (ii) into each Principal Account (other than (A) the Loan Principal Account and any other Principal Account established in respect of non-amortizing Senior Debt, (B) any DSR Letter of Credit Indebtedness Principal Account, (C) any Ordinary Course Letter of Credit Indebtedness Principal Account and (D) any Swap Indebtedness Termination Payment Account), an amount equal to 1/6th of the principal amount, if any, which is payable on or within six months following such Monthly Transfer Date on account of the Senior Debt with respect to which such Principal Account was established, together with the amount of all deficiencies, if any, with respect to deposits of principal required in all prior months, as certified in such Request Letter, (iii) into each Ordinary Course Letter of Credit Indebtedness Principal Account, the amount certified in such Request Letter to be sufficient to repay in full the related Ordinary Course Letter of Credit Indebtedness then outstanding, and (iv) to the Administrative Agent, the amount specified in the Request Letter to be applied to the repayment of Revolving Loans;

               fourth, into each DSR Letter of Credit Indebtedness Principal
               ------
     Account, the amount certified in such Request Letter to be sufficient to repay in full the related DSR Letter of Credit Indebtedness then outstanding;

               fifth, into each Debt Service Reserve Account, the amounts
               -----
     certified in the Request Letter to be necessary to cause the amount on deposit (in the form of one or more DSR Credit Instruments, cash, Permitted Investments or a combination thereof) in such Debt Service Reserve Account to be equal to the related Debt Service Reserve Requirements;

               sixth, into the Equity Account, the balance remaining in the
               -----
     Revenue Account.

          (b) If, on any Monthly Transfer Date, the funds on deposit in the Revenue Account are insufficient to make in full any transfer required pursuant to clause first, second, third, or fourth of Section 4.1(a), the Collateral
          -----  ------  -----     ------
Agent shall make such transfer with funds then on deposit in the Equity Account.

          (c) If on any Senior Debt Payment Date, after giving effect to any transfer to be made on such date pursuant to Sections 4.1(a) and 4.1(b), the funds on deposit in the Accrued Interest Account for any Senior Debt for which Debt Service is payable on such date are less than such Debt Service, the Collateral Agent shall demand payment under the EME Credit Support Guarantee of the EME Credit Support Amount. The Collateral Agent shall allocate the proceeds of such payment received under the EME Credit Support Guarantee among all Accrued Interest Accounts (without regard to whether there is any shortfall therein) pro rata based on the Principal Amounts of all Senior Debt outstanding
         --- ----
on such date.

          (d) If on any Senior Debt Payment Date, after giving effect to any transfer to be made on such date pursuant to Sections 4.1(a), 4.1(b) and 4.1(c), the funds on deposit in the Accrued Interest Account or Principal Account for any Senior Debt for which Debt Service is payable on such date are less than such Debt Service, the Collateral Agent shall obtain the funds necessary to pay such Debt Service: first, from funds in the Debt Service Reserve Account with
                    -----
respect to such Senior Debt, if any, including funds obtained from drawings under any DSR Credit Instrument (other than any EME Debt Service Reserve Guarantee) held by the Collateral Agent in respect of such Senior Debt; and, second, from the proceeds of any EME Debt Service Reserve Guarantee held by the
------
Collateral Agent in respect of such Senior Debt.

          SECTION 4.2.  [Reserved].
                         --------

          SECTION 4.3.  Environmental Capital Expenditure Account. Subject to
                        -----------------------------------------
Section 4.14, on each Business Day specified in a Request Letter, the Collateral Agent shall transfer to any Loan Party, from the funds on deposit in the Environmental Capital Expenditure Account, the amount certified in such Request Letter to be the aggregate amount then due and payable in respect of Environmental Capital Expenditures.

          SECTION 4.4.  Recovery Event Proceeds Account. (a) Except as otherwise
                        -------------------------------
provided in Section 4.4(b) and subject to Section 4.14, on each Monthly Transfer Date occurring after a Recovery Event and until Restoration with respect thereto is completed, the Collateral Agent shall transfer to the Borrower, from the funds on deposit in the Recovery Event Proceeds Account, the amount certified in the Request Letter delivered in connection with such Monthly Transfer Date to be the aggregate amount then due and payable in respect of such Restoration.

          (b) Subject to Section 4.14, on any Senior Debt Payment Date on which any Senior Debt is required to be prepaid with any Recovery Event Proceeds, the Collateral Agent shall transfer, from the funds on deposit in the Recovery Event Proceeds Account, the following amounts in the following order of priority:

          first, to each Secured Parties' Representative for Senior Debt
          -----
     required to be so prepaid, the amount certified in the Request Letter delivered in connection with such Senior Debt Payment Date to be the aggregate amount of principal, premium and interest then due and payable in respect of such Senior Debt; and

          second, to each such Secured Parties' Representative, the amount
          ------
     certified in such Request Letter to be the aggregate amount of all Debt Service (other than principal, premium and interest) then due and payable in respect of such Senior Debt.

          SECTION 4.5.  Loan Principal and Accrued Interest Accounts.  (a)  On
                        --------------------------------------------
any Senior Debt Payment Date on which any amount of principal is due and payable in respect of the Loans, after giving effect to any transfers to be made on such date pursuant to Section 4.1, the Collateral Agent shall transfer to the Administrative Agent, from the funds on deposit in the Loan Principal Account, the aggregate amount of such principal then due and payable to the Lenders, as certified in the Request Letter delivered in connection with such Senior Debt Payment Date.

          (b) On any Senior Debt Payment Date on which any Debt Service (other than principal) in respect of the Loans is due and payable in respect of the Loans, after giving effect to any transfers to be made pursuant to Section 4.1, the Collateral Agent shall transfer to the Administrative Agent, from the funds on deposit in the Loan Accrued Interest Account, the aggregate amount of such Debt Service then due and payable to the Lenders, as certified in the Request Letter delivered in connection with such Senior Debt Payment Date.

          (c) On the Senior Debt Payment Date on which any Net Cash Proceeds were applied to repay the 364-Day Term Loans, the Collateral Agent shall transfer to the Equity Account, from the funds on deposit in the Loan Principal Account, the aggregate amount of the Excess Net Cash Proceeds.

          SECTION 4.6.  Refinancing Indebtedness Principal and Accrued Interest
                        -------------------------------------------------------
Accounts.  (a)  On any Senior Debt Payment Date on which any amount of principal
--------
or premium is due and payable in respect of any class of Refinancing Indebtedness, after giving effect to any transfers to be made on such date pursuant to Section 4.1, the Collateral Agent shall transfer to the Secured Parties' Representative for such class of Refinancing Indebtedness, from the funds on deposit in the Refinancing Indebtedness Principal Account established for the benefit of such class of Refinancing Indebtedness, the aggregate amount of such principal and premium then due and payable to the holders of such Refinancing Indebtedness, as certified in the Request Letter delivered in connection with such Senior Debt Payment Date.

          (b) On any Senior Debt Payment Date on which any Debt Service (other than principal) is due and payable in respect of any class of Refinancing Indebtedness, after giving effect to any transfers to be made on such date pursuant to Section 4.1, the Collateral Agent shall transfer to the Secured Parties' Representative for such class of Refinancing Indebtedness, from the funds on deposit in the Refinancing Indebtedness Accrued Interest Account established for the benefit of such class of Refinancing Indebtedness, the aggregate amount of such Debt Service then due and payable to the holders of such Refinancing Indebtedness, as certified in the Request Letter delivered in connection with such Senior Debt Payment Date.

          SECTION 4.7.  Ordinary Course Letter of Credit Indebtedness Principal
                        -------------------------------------------------------
and Accrued Interest Accounts.  (a)  On any Senior Debt Payment Date on which
-----------------------------
any amount of principal is due and payable in respect of any class of Ordinary Course Letter of Credit Indebtedness, after giving effect to any transfers to be made on such date pursuant to Section 4.1, the Collateral Agent shall transfer to the Secured Parties' Representative for such class of Ordinary Course Letter of Credit Indebtedness, from the funds on deposit in the Ordinary Course Letter of Credit Indebtedness Principal Account established for the benefit of such class of Ordinary Course Letter of Credit Indebtedness, the aggregate amount of principal then due and payable to the holders of such class of Ordinary Course Letter of Credit Indebtedness, as certified in the Request Letter delivered in connection with such Senior Debt Payment Date.

          (b) On any Senior Debt Payment Date on which any Debt Service (other than principal) is due and payable in respect of any class of Ordinary Course Letter of Credit Indebtedness, after giving effect to any transfers to be made on such date pursuant to Section 4.1, the Collateral Agent shall transfer to the Secured Parties' Representative for such class of Ordinary Course Letter of Credit Indebtedness, from the funds on deposit in the Ordinary Course Letter of Credit Indebtedness Accrued Interest Account established for the benefit of such class of Ordinary Course Letter of Credit Indebtedness, the aggregate amount of such Debt Service then due and payable to the holders of such class of Ordinary Course Letter of Credit Indebtedness, as certified in the Request Letter delivered in connection with such Senior Debt Payment Date.

          SECTION 4.8.  DSR Letter of Credit Indebtedness Principal and Accrued
                        -------------------------------------------------------
Interest Accounts.  (a)  On any Senior Debt Payment Date on which any amount of
-----------------
principal is due and payable in respect of any class of DSR Letter of Credit Indebtedness, after giving effect to any transfers to be made on such date pursuant to Section 4.1, the Collateral Agent shall transfer to the Secured Parties' Representative for such class of DSR Letter of Credit Indebtedness, from the funds on deposit in the DSR Letter of Credit Indebtedness Principal Account established for the benefit of such class of DSR Letter of Credit Indebtedness, the aggregate amount of principal then due and payable to the holders of such class of DSR Letter of Credit Indebtedness, as certified in the Request Letter delivered in connection with such Senior Debt Payment Date.

          (b) On any Senior Debt Payment Date on which any Debt Service (other than principal) is due and payable in respect of any class of DSR Letter of Credit Indebtedness, after giving effect to any transfers to be made on such date pursuant to Section 4.1, the Collateral Agent shall transfer to the Secured Parties' Representative for such class of DSR Letter of Credit Indebtedness, from the funds on deposit in the DSR Letter of Credit Indebtedness Accrued Interest Account established for the benefit of such class of DSR Letter of Credit Indebtedness, the aggregate amount of such Debt Service then due and payable to the holders of such class of DSR Letter of Credit Indebtedness, as certified in the Request Letter delivered in connection with such Senior Debt Payment Date.

          SECTION 4.9.  Additional Indebtedness Principal and Accrued Interest
                        ------------------------------------------------------
Accounts.  (a)  On any Senior Debt Payment Date on which any amount of principal
--------
or premium is due and payable in respect of any class of Additional Indebtedness, after giving effect to any transfers to be made on such date pursuant to Section 4.1, the Collateral Agent shall transfer to the Secured Parties' Representative for such class of Additional Indebtedness, from the funds on deposit in the Additional Indebtedness Principal Account established for the benefit of such class of Additional Indebtedness, the aggregate amount of principal and premium then due and payable to the holders of such class of Additional Indebtedness, as certified in the Request Letter delivered in connection with such Senior Debt Payment Date.

          (b) On any Senior Debt Payment Date on which any Debt Service (other than principal) is due and payable in respect of any class of Additional Indebtedness, after giving effect to any transfers to be made on such date pursuant to Section 4.1, the Collateral Agent shall transfer to the Secured Parties' Representative for such class of Additional Indebtedness, from the funds on deposit in the Additional Indebtedness Accrued Interest Account established for the benefit of such class of Additional Indebtedness, the aggregate amount of such Debt Service then due and payable to the holders of such class of Additional Indebtedness, as certified in the Request Letter delivered in connection with such Senior Debt Payment Date.

          SECTION 4.10.  Swap Indebtedness Termination Payment and Accrued Fixed
                         -------------------------------------------------------
Payment Accounts.  (a)  On any Senior Debt Payment Date on which any termination
----------------
payment is due and payable in respect of any class of Swap Indebtedness, after giving effect to any transfers to be made on such date pursuant to Section 4.1, the Collateral Agent shall transfer to the Secured Parties' Representative for such class of Swap Indebtedness, from the funds on deposit in the Swap Indebtedness Termination Payment Account established for the benefit of such class of Swap Indebtedness, the aggregate termination payments then due and payable to the holders of such class of Swap Indebtedness, as certified in the Request Letter delivered in connection with such Senior Debt Payment Date.

          (b) On any Senior Debt Payment Date on which any Debt Service (other than termination payments) is due and payable in respect of any class of Swap Indebtedness, after giving effect to any transfers to be made on such date pursuant to Section 4.1, the Collateral Agent shall transfer to the Secured Parties' Representative for such class of Swap Indebtedness, from the funds on deposit in the Swap Indebtedness Accrued Fixed Payment Account established for the benefit of such class of Swap Indebtedness, the aggregate amount of such Debt Service then due and payable to the holders of such class of Swap Indebtedness, as certified in the Request Letter delivered in connection with such Senior Debt Payment Date.

          SECTION 4.11.  Equity Account.  Except during a Default Period, on
                         --------------
each Restricted Payment Date, the Collateral Agent shall transfer, from the funds on deposit in the Equity Account, the amount certified by the Borrower in the Request Letter delivered in connection with such Restricted Payment Date to be then available for use in making Restricted Payments in accordance with the terms of the Financing Documents. In addition, the Collateral Agent shall make transfers from the funds on deposit in the Equity Account in accordance with Sections 4.1(b) and 4.14(b).

          SECTION 4.12.  Delivery of Request Letters.  Each Request Letter to be
                         ---------------------------
delivered by any Loan Party pursuant to this Article IV shall be delivered to the Collateral Agent not later than one day prior to the date that the Collateral Agent is required to make any transfer specified therein. At the time any Loan Party delivers to the Collateral Agent any Request Letter or other written communication relating to the Accounts, such Loan Party shall deliver a copy thereof to each Secured Parties' Representative.

          SECTION 4.13.  Shortfall Notices.  Not later than the Business Day
                         -----------------
preceding each date on which any transfer is to be made pursuant to this Article IV, the Collateral Agent shall notify the Borrower and each Secured Parties' Representative if the amounts requested to be transferred on such date in the Request Letter delivered in connection therewith exceed the funds available in the relevant Accounts.

          SECTION 4.14.  Transfers from Accounts During a Default Period. (a)
                         -----------------------------------------------
During a Default Period, the Borrower shall be entitled to issue Request Letters and otherwise direct the transfer of funds from the Accounts until the Collateral Agent receives a Notice of Action directing that action be taken pursuant to Section 4.14(b).

          (b) At any time after the Collateral Agent receives a Notice of Action specifying that action be taken pursuant to this Section 4.14(b), the Collateral Agent shall: (i) transfer all amounts in the Environmental Capital Expenditure Account to the Administrative Agent (and such transfer shall be deemed to be a payment made on account of the Debt Service then due and payable in respect of the Construction Term Loans); (ii) with respect to any Senior Debt, transfer all amounts in the Debt Service Reserve Account with respect to such Senior Debt, including amounts obtained from drawings under any DSR Credit Instrument held by the Collateral Agent in respect of such Senior Debt, to the Secured Parties' Representative for such Senior Debt (and such transfer shall be deemed to be a payment made on account of the Debt Service then due and payable in respect of such Senior Debt); and (iii) with respect to any Senior Debt, transfer all amounts in the Accrued Interest Account and the Principal Account with respect to such Senior Debt to the Secured Parties' Representative for such Senior Debt (and such transfer shall be deemed to be a payment made on account of the Debt Service then due and payable in respect of such Senior Debt). After making the transfers specified by the immediately preceding clauses (i), (ii) and (iii), the Collateral Agent shall take or discontinue to take all actions specified in such

Notice of Action and/or shall transfer all amounts remaining in the Accounts in the following order of priority:

          first, to the Collateral Agent and each Secured Parties'
          -----
     Representative, the amount certified by such Person to be the sum of the unpaid fees, indemnities, costs and expenses then due and payable to such Person for its services in such capacity;

          second, to each Secured Parties' Representative for Senior Debt, the
          ------
     amount certified by such Secured Parties' Representative to be the aggregate amount of principal, premium and interest then due and payable in respect of such Senior Debt under the related Financing Documents;

          third, to each Secured Parties' Representative for Senior Debt, the
          -----
     amount certified by such Secured Parties' Representative to be the aggregate amount of all Debt Service (other than principal, premium and interest) then due and payable in respect of such Senior Debt under the related Financing Documents;

          fourth, any surplus then remaining shall be paid to the Borrower or
          ------
     its successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

          SECTION 4.15.  Collateral Agent's Calculations.  In making the
                         -------------------------------
determinations and allocations required by Section 4.14, the Collateral Agent may rely upon information specified in Sections 6.2 and 6.3 of the Collateral Agency and Intercreditor Agreement, as applicable, and the Collateral Agent shall have no liability to any of the Secured Parties for actions taken in reliance on such information. All transfers and releases made by the Collateral Agent pursuant to Section 4.14 shall be (subject to any decree of any court of competent jurisdiction) final, and the Collateral Agent shall have no duty to inquire as to the application by any Secured Party of any amounts distributed to them.

          SECTION 4.16.  Insufficient Amounts.  To the extent the amounts on
                         --------------------
deposit in any Account are insufficient to fully satisfy any transfer requirement from such Account under this Article IV, such transfer shall be made to the extent of the amounts on deposit in such Account. In addition, if (i) any transfer requirements from any Account in this Article IV share the same level of priority and (ii) there are insufficient funds in such Account to satisfy in full all such transfer requirements which share such level of priority, such transfers shall be made on a pro rata basis to the extent of the
                                            --- ----
amounts on deposit in such Account, provided that if payments on account of
                                    --------
principal, interest and other Debt Service due on the Senior Debt share the same level of priority, the funds released on account of such payment of Senior Debt shall be applied, first, to the payment of accrued interest (or, in the case of
                  -----
Swap Indebtedness, accrued amounts) on such Senior Debt to the date of such payment, second, to the payment of the principal amount (or, in the case of Swap
         ------
Indebtedness, termination payments) of such Senior Debt then due and payable, and third, to the payment of any other Debt Service then due and payable with
    -----
respect to such Senior Debt.

          SECTION 4.17.  DSR Credit Instruments.  (a)  Except during a Default
                         ----------------------
Period, the Collateral Agent may release funds from the Debt Service Reserve Account for any Senior Debt in exchange for one or more DSR Credit Instruments certified by the Borrower to meet the requirements of the Financing Documents related to such Senior Debt. Any amounts so released shall forthwith be transferred to the Equity Account.

          (b)   The Collateral Agent shall draw upon any DSR Credit Instrument:

               (i) during a Default Period, at the direction of the Required Secured Parties;

               (ii) at any time the cash on deposit in any Debt Service Reserve Account in which it is held is insufficient for making any transfer in accordance with terms of this Agreement; and

               (iii) if the related DSR Letter of Credit Provider shall cease to have the Minimum Ratings and such DSR Credit Instrument is not replaced within 30 days.

                                   ARTICLE V

                                   Investment
                                   ----------

          Cash held by the Collateral Agent in the Accounts shall not be invested or reinvested except as provided below:

          (a) cash held in the Accounts shall be invested and reinvested in Permitted Investments by the Collateral Agent who shall make such Permitted Investments (i) except during a Default Period, at the written direction of the Borrower and (ii) during a Default Period, in Permitted Investments selected by the Collateral Agent unless specific investment instructions are given to the Collateral Agent by the Required Secured Parties;

          (b) the Collateral Agent shall sell or liquidate all or any designated part of the Permitted Investments held in any Account at any time the proceeds thereof are required to make a release from any Account or any transfer between Accounts pursuant to Article IV hereof; and

          (c) all such Permitted Investments, the interest thereon, and the net proceeds of the sale, liquidation or payment thereof, shall be held in the appropriate Account for the same purposes as the cash used to purchase such Permitted Investments.

The Collateral Agent shall take such action as may be necessary to perfect the security interest created by this Agreement in all Permitted Investments.

                                   ARTICLE VI

                                Collateral Agent
                                ----------------

          SECTION 6.1.  Rights, Duties, etc.  The acceptance by the Collateral
                        -------------------
Agent of its respective duties hereunder is subject to the following terms and conditions which the parties to this Agreement hereby agree shall govern and control with respect to the rights, duties, liabilities and immunities of the Collateral Agent:

          (a) it shall not be responsible or liable in any manner whatever for soliciting any funds or for the sufficiency, correctness, genuineness or validity of any funds or securities deposited with or held by it;

          (b) it shall be protected in acting or refraining from acting upon any written notice, certificate, instruction, request or other paper or document, as to the due execution thereof and the validity and effectiveness of the provisions thereof and as to the truth of any information therein contained, which it in good faith believes to be genuine;

          (c) it shall not be liable for any error of judgment or for any act done or step taken or omitted except in the case of its gross negligence, willful misconduct or bad faith;


          (d) it may consult with and obtain advice from counsel of its own choice in the event of any dispute or question as to the construction of any provision hereof;

          (e) it shall have no duties hereunder, except those which are expressly set forth herein and in any modification or amendment hereof; provided, however, that no such modification or amendment hereof shall
     --------  -------
     affect its duties unless it shall have given its prior written consent thereto;

          (f) it may execute or perform any duties hereunder either directly or through administrative agents or attorneys selected with reasonable care;

          (g) it may engage or be interested in any financial or other transactions with any party hereto and may act on, or as depositary, collateral agent or administrative agent for, any committee or body of holders of obligations of such Persons as freely as if it were not Collateral Agent hereunder; and

          (h) it shall not be obligated to take any action which in its reasonable judgment would involve it in expense or liability unless it has been furnished with reasonable indemnity.

          SECTION 6.2.  Resignation or Removal.  The Collateral Agent may resign
                        ----------------------
or be removed as set forth in Section 2.6 of the Collateral Agency and Intercreditor Agreement.

                                  ARTICLE VII

                                 Determinations
                                 --------------

          In the event of any dispute as to any amount to be distributed or paid by the Collateral Agent from the Accounts, the Collateral Agent is authorized and directed to retain in its possession without liability to anyone all or any part of the amounts then on deposit in the Accounts, until such dispute shall have been settled by mutual agreement of the Borrower and the Secured Parties or by a final order, decree or judgment of a Federal or State court of competent jurisdiction located in the State of New York (with respect to disputes in connection with amounts on deposit in the Accounts), and time for an appeal has expired and no appeal has been perfected, but the Collateral Agent shall be under no duty whatsoever to institute or defend any such proceedings.

                                  ARTICLE VIII

                                 Miscellaneous
                                 -------------

          SECTION 8.1.  Indemnification of Collateral Agent.  Each Loan Party
                        -----------------------------------
assumes liability for, and agrees to indemnify, protect, save and keep harmless the Secured Parties and the Collateral Agent and their respective successors, assigns, agents and servants from and against, any and all claims, liabilities, obligations, losses, damages, penalties, costs and expenses (including reasonable attorneys' fees) that may be imposed on, incurred by, or asserted against, at any time, the Secured Parties or the Collateral Agent and in any way relating to or arising out of the execution and delivery of this Agreement, the establishment of the Accounts, the acceptance of deposits, the purchase or sale of Permitted Investments, the retention of cash and Permitted Investments or the proceeds thereof, draws on the DSR Credit Instruments and any payment, transfer or other application of cash, Permitted Investments or the proceeds of draws of DSR Credit Instruments by the Collateral Agent in accordance with the provisions of this Agreement, or as may arise by reason of any act, omission or error of the Collateral Agent made in good faith in the conduct of its duties; except that the Borrower shall not be required to indemnify, protect, save and keep harmless the Collateral Agent or any Secured Party, against its own gross negligence or willful misconduct. The indemnities contained in this Section 8.1 shall survive the termination of this Agreement.

          SECTION 8.2.  Waiver of Right of Set-Off.  The Collateral Agent
                        --------------------------
waives, with respect to all of its existing and future claims against the Borrower, all existing and future rights of set-off and banker's liens against the Accounts and all items (and proceeds thereof) that come into its possession in connection with the Accounts.

          SECTION 8.3.  Termination.  The provisions of Articles III and IV with
                        -----------
respect to the Accounts shall terminate on the date on which the Obligations under Financing Documents shall have been paid in full. Promptly after such termination, the Secured Parties shall notify the Collateral Agent of such termination and the Collateral Agent hereby agrees that at the time of

                                                                              32
such termination (x) any Permitted Investments in the Accounts shall be liquidated as soon as commercially prudent, (y) a reconciliation shall be made of the distributions made from the Accounts and any necessary adjustments to the balances of such Accounts as a result of such reconciliation shall be made and
(z) the moneys in the Accounts (after giving effect to such liquidation and such adjustments) shall be distributed to the Borrower or as it may direct.

          SECTION 8.4.  Severability.  If any one or more of the covenants or
                        ------------
agreements provided in this Agreement on the part of the parties hereto to be performed should be determined by a court of competent jurisdiction to be contrary to law, such covenant or agreement shall be deemed and construed to be severable from the remaining covenants and agreements herein contained and shall in no way affect the validity of the remaining provisions of this Agreement.

          SECTION 8.5.  Counterparts.  This Agreement may be executed in several
                        ------------
counterparts, each of which shall be an original and all of which shall constitute one and the same instrument.

          SECTION 8.6.  Amendments. The provisions of this Agreement may be
                        ----------
amended, modified or waived if such amendment, modification or waiver is in writing and is entered into in accordance with the provisions of the Collateral Agency and Intercreditor Agreement.

          SECTION 8.7.  APPLICABLE LAW.  THIS AGREEMENT SHALL IN ALL RESPECTS BE
                        --------------
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK REGARDLESS OF ANY OTHER PROVISION IN ANY OTHER AGREEMENT, FOR PURPOSES OF THE NEW YORK UCC, NEW YORK SHALL BE DEEMED TO BE THE SECURITIES INTERMEDIARY'S JURISDICTION AND THE ACCOUNTS (AS WELL AS THE SECURITIES ENTITLEMENTS RELATED THERETO) SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          SECTION 8.8.  Notices.  Except as otherwise specifically provided
                        -------
herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person shall be in writing and shall be deemed to have been duly given or made when delivered if delivered by hand or courier or when received if sent by mail or telecopy, in each case addressed to the party to which such notice is required or permitted to be given or made hereunder set forth below its signature hereto, or such other address as may be specified from time to time by such party in a notice to the other parties hereto.

          SECTION 8.9.  Benefit of Security Deposit Agreement.  This Security
                        -------------------------------------
Deposit Agreement shall inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns, and no other Person shall be entitled to any of the benefits of this Security Deposit Agreement.

       IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                              EDISON MISSION HOLDINGS CO.


                              By:________________________
                                 Name:
                                 Title:

                              Address for Notices:

                              18101 Von Karman Avenue
                              Suite 1700
                              Irvine, California  92612-1046


                              EDISON MISSION FINANCE CO.


                              By:________________________
                                 Name:
                                 Title:

                              Address for Notices:

                              18101 Von Karman Avenue
                              Suite 1700
                              Irvine, California  92612-1046


                              HOMER CITY PROPERTY HOLDINGS, INC.


                              By:________________________
                                 Name:
                                 Title:

                              Address for Notices:

                              18101 Von Karman Avenue
                              Suite 1700
                              Irvine, California  92612-1046

                              CHESTNUT RIDGE ENERGY CO.


                              By:
                                 -------------------------
                                 Name:
                                 Title:

                              Address for Notices:

                              18101 Von Karman Avenue
                              Suite 1700
                              Irvine, California  92612-1046


                              MISSION ENERGY WESTSIDE, INC.


                              By:
                                 ---------------------------
                                 Name:
                                 Title:

                              Address for Notices:

                              18101 Von Karman Avenue
                              Suite 1700
                              Irvine, California  92612-1046


                              EME HOMER CITY GENERATION L.P.


                              By: Mission Energy Westside, Inc.,
                                     its General Partner


                              By:
                                 -----------------------------
                                 Name:
                                 Title:

                              Address for Notices:

                              18101 Von Karman Avenue
                              Suite 1700
                              Irvine, California  92612-1046

                              UNITED STATES TRUST COMPANY OF NEW
                              YORK, as Collateral Agent


                              By:
                                 -----------------------------
                                 Name:
                                 Title:

                              Address for Notices:

                              114 West 47th Street
                              25th Floor
                              New York, New York  10036